                                        THE MONEY STORE RESIDENTIAL LOAN NOTES                               RECORD DATE: 02/28/02
[FIRST UNION LOGO]                                  SERIES 1998-I                                     DETERMINATION DATE: 03/12/02
                                            STATEMENT TO CERTIFICATEHOLDER                             DISTRIBUTION DATE: 03/15/02
                                                                                                                                 A

===================================================================================================================================
                                                                     ORIGINAL             BEGINNING
                                                CERTIFICATE         CERTIFICATE          CERTIFICATE
            CLASS                  CUSIP            RATE              BALANCE              BALANCE            INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
      A-1                        60935FAP5        6.40500%         54,493,000.00            0.00                   0.00
      Factors per Thousand                                                                                   0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-2                        60935FAQ3        6.20000%         19,745,000.00            0.00                   0.00
      Factors per Thousand                                                                                   0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-3                        60935FAR1        6.21500%         29,277,000.00            0.00                   0.00
      Factors per Thousand                                                                                   0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-4                        60935FAS9        6.51500%         23,496,000.00        4,842,525.00          26,290.88
      Factors per Thousand                                                                                   1.11895131
-----------------------------------------------------------------------------------------------------------------------------------
      A-5                        60935FAT7        7.17000%         17,989,000.00        17,989,000.00        107,484.28
      Factors per Thousand                                                                                   5.97500028
-----------------------------------------------------------------------------------------------------------------------------------
       B                         60935FAW0        8.40000%         13,500,000.00        9,012,444.08          63,087.11
      Factors per Thousand                                                                                   4.67311926
-----------------------------------------------------------------------------------------------------------------------------------
      M-1                        60935FAU4        7.27000%         22,500,000.00        15,020,740.13         91,000.65
      Factors per Thousand                                                                                   4.04447333
-----------------------------------------------------------------------------------------------------------------------------------
      M-2                        60935FAV2        7.49500%         19,000,000.00        12,684,180.55         79,223.28
      Factors per Thousand                                                                                   4.16964632
-----------------------------------------------------------------------------------------------------------------------------------
     POOL I                                                       200,000,000.00        59,548,889.76        367,086.20
     TOTALS                                                                                                  1.83543100
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       GP                              n/a        0.00000%                  0.00                 0.00              0.00
      Factors per Thousand
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     Totals                                                       200,000,000.00        59,548,889.76        367,086.20
===================================================================================================================================

===========================================================================================================
                                                          CURRENT                                 ENDING
                                                         REALIZED             TOTAL             CERTIFICATE
            CLASS                   PRINCIPAL              LOSS            DISTRIBUTION           BALANCE
-----------------------------------------------------------------------------------------------------------
      A-1                                 0.00             0.00                   0.00                0.00
      Factors per Thousand          0.00000000                              0.00000000          0.00000000
-----------------------------------------------------------------------------------------------------------
      A-2                                 0.00             0.00                   0.00                0.00
      Factors per Thousand          0.00000000                              0.00000000          0.00000000
-----------------------------------------------------------------------------------------------------------
      A-3                                 0.00             0.00                   0.00                0.00
      Factors per Thousand          0.00000000                              0.00000000          0.00000000
-----------------------------------------------------------------------------------------------------------
      A-4                           825,625.99             0.00             851,916.87        4,016,899.01
      Factors per Thousand         35.13900196                             36.25795327        170.96097251
-----------------------------------------------------------------------------------------------------------
      A-5                                 0.00             0.00             107,484.28       17,989,000.00
      Factors per Thousand          0.00000000                              5.97500028       1000.00000000
-----------------------------------------------------------------------------------------------------------
       B                            325,905.00             0.00             388,992.11        8,686,539.08
      Factors per Thousand         24.14111111                             28.81423037        643.44733926
-----------------------------------------------------------------------------------------------------------
      M-1                           543,174.99             0.00             634,175.64       14,477,565.14
      Factors per Thousand         24.14111067                             28.18558400        643.44733956
-----------------------------------------------------------------------------------------------------------
      M-2                           458,681.10             0.00             537,904.38       12,225,499.45
      Factors per Thousand         24.14111053                             28.31075684        643.44733947
-----------------------------------------------------------------------------------------------------------
     POOL I                       2,153,387.08             0.00           2,520,473.28       57,395,502.68
     TOTALS                        10.76693540                             12.60236640        286.97751340
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
       GP                                 0.00             0.00                   0.00                0.00
      Factors per Thousand
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Totals                       2,153,387.08             0.00           2,520,473.28       57,395,502.68
===========================================================================================================

Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

                                       THE MONEY STORE RESIDENTIAL LOAN NOTES                                RECORD DATE: 02/28/02
[FIRST UNION LOGO]                                 SERIES 1998-I                                      DETERMINATION DATE: 03/12/02
                                           STATEMENT TO CERTIFICATEHOLDER                              DISTRIBUTION DATE: 03/15/02
                                                                                                                                 A

===================================================================================================================================
                                              CERTIFICATE INFORMATION

                                        Current Interest       Carry Forward
                                          Requirement              Amount

                                 A-1             0.00              0.00
                                 A-2             0.00              0.00
                                 A-3             0.00              0.00
                                 A-4        26,290.88              0.00
                                 A-5       107,484.28              0.00
                                   B        63,087.11              0.00
                                 M-1        91,000.65              0.00
                                 M-2        79,223.28              0.00

                            Applied Realized        Unpaid Realized      Interest Shortfall
                              Loss Amount             Loss Amount       Carryforward Amount

              A                   0.00                   0.00                 0.00
              B                   0.00                   0.00                 0.00
              M                   0.00                   0.00                 0.00

===================================================================================================================================

Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

[FIRST UNION LOGO]                           THE MONEY STORE RESIDENTIAL LOAN NOTES                           RECORD DATE: 02/28/02
                                                         SERIES 1998-I                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A
===================================================================================================================================




                             SCHEDULE OF REMITTANCE
                             ----------------------

 Aggregate Amount Received                                  2,941,605.74


 Monthly Advance (incl. Comp Int.)                             33,386.15
 Capitalized Interest Account Transfer                              0.00
 Pre-funding Account Transfer                                       0.00
 Amount Withdrawn from the Certificate Account                      0.00
 (Unreimbursed Monthly Advance)                                     0.00
 (Servicer Fee)                                               (13,252.20)
 (Contingency Fee)                                            (13,252.20)
 (Late Charges)                                               (23,258.92)
 (Escrow)                                                     (14,809.66)
                                                           -------------
                                                              (31,186.83)

 AVAILABLE REMITTANCE AMOUNT                                2,910,418.91
                                                           =============


                                    EXHIBIT O
-------------------------------------------------------------------------
Outstanding Balance                                         64,344,733.94
-------------------------------------------------------------------------
      # Accounts                                                    3,215
-------------------------------------------------------------------------


                                      FEES
                                      ----
Contingency Fee                                                 13,252.20
Expense Account                                                  1,984.96
FHA Premium Amount                                               2,137.07
Servicer Fee                                                    13,252.20




PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

 11/01                     12/01                     1/02
 -----                     -----                     ----
13.770%                   13.766%                   13.758%




---------------------------------------------------------------------------------------------------
               DELINQUENT INFOR.          # LOANS                AMOUNT              PERCENTAGE
---------------------------------------------------------------------------------------------------
  Delinquent 1-29 Days                      459                8,888,289.30            13.81%
  Delinquent 30-59 Days                     82                 1,196,212.50             1.86%
  Delinquent 60-89 Days                     35                   620,784.79             0.96%
  Delinquent 90 and over                    26                   449,386.21             0.70%
  Loans in Foreclosure                      17                   625,539.24             0.97%
  REO Property                               4                   212,224.86             0.33%
                                         ----------------------------------------------------------
  TOTALS                                    623               11,992,436.90            18.64%
  -------------------------------------------------------------------------------------------------


===================================================================================================



Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

[FIRST UNION LOGO]                           THE MONEY STORE RESIDENTIAL LOAN NOTES                           RECORD DATE: 02/28/02
                                                         SERIES 1998-I                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A

===================================================================================================================================


                           COLLATERAL INFORMATION
                           ----------------------
Accelerated Principal Distribution                                                   0.00
Adjusted Mortgage Interest Rate                                                    12.218
Aggregate Beginning Principal Balance of Loans                              66,758,845.02
Aggregate Ending Principal Balance of Loans                                 64,344,733.94
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.                             2,137.07
Available Maximum Subordination Amount                                       7,604,173.00
Compensating Interest                                                              257.06
Curtailments                                                                    74,140.40
Excess and Monthly Payments                                                    214,718.65
FHA Claims Filed                                                                     0.00
FHA Claims Paid                                                                      0.00
FHA Claims Pending                                                              16,697.46
FHA Payments Denied                                                                  0.00
FHA and Related Payments Received                                                    0.00
GP Remittance Amount Payable                                                         0.00
Interest Received                                                              730,692.22

Payments and Reimbursements to the Servicers pursuant to:
   section 4.04 (b)                                                                  0.00
   section 4.04 (c)                                                                  0.00
   section 4.04 (d)ii                                                                0.00
   section 4.04 (e)                                                                  0.00
   section 4.04 (f)I                                                            26,504.40
Payment of Certificate Remittance Amount (Owner Trustee)                       385,823.60



Principal Prepayments (Number / Amount)                                                98                       1,872,488.75
Realized Losses (Current / Cumulative)                                         252,763.28                      26,789,375.73
Reimbursable Amount                                                                                                     0.00
Reserve Amount                                                                                                          0.00
Specified Subordinated Amount                                                                                   6,949,231.27
Spread Amount                                                                                                   6,949,231.27
WAC                                                                                                                   13.758%
WAM                                                                                                                  181.651
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 & M-2                                                               7.445%



TRIGGER EVENT CALCULATION
-------------------------
                                                                   --------
1. (i) Exceeds 50% of (ii)                                            NO
                                                                   --------

      (i)  Sixty-day Delinquency Ratio                                                        2.97%
      (ii) Senior Enhancement Percentage                                                     65.80%

                                                                   --------
2. Both(a) and (b) occur                                              NO
                                                                   --------
      (a) Either (x) or (y) occur                                                                NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9%  or                            2.81%
      (y) The Cumulative Realized Losses exceeds $28,200,000                          26,789,375.73
         and (b) either (x) or (y)                                                              YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15%  or                               2.81%
      (y) The Cumulative Realized Losses exceed $9,400,000                            26,789,375.73

                                                                   --------
IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT                  NO
                                                                   --------
===================================================================================================================================

Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372